[GRAPHIC OMITTED]
PICTURE OF FLAGS

GABELLI GOLD FUND
ANNUAL REPORT - DECEMBER 31, 2002


                                                               [GRAPHIC OMITTED]
                                                         PICTURE OF CAESAR BRYAN

                                                                    CAESAR BRYAN


                                  #1 GOLD FUND!

                      LIPPER INC. RANKED GABELLI GOLD FUND
                   #1 FOR THE FIVE-YEAR PERIOD ENDED 12/31/02
                        AMONG 25 GOLD ORIENTED FUNDS.(A)


                                     * * * *
                    MORNINGSTAR RATED(TM) GABELLI GOLD FUND
                     4 STARS OVERALL AND FOR THE THREE AND
                  FIVE-YEAR PERIOD ENDED 12/31/02 AMONG 30 AND
               25 SPECIALTY-PRECIOUS METALS FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,

      During the fourth quarter of 2002 the gold price appreciated by $23 per ounce to finish at $347 per ounce by the end of December. This represents a rise of 7.2%. This appreciation in the gold price comes at a time when the equity markets worldwide rallied strongly, as evidenced by the 14.0% surge in the Nasdaq Composite Index. Unlike the third quarter, when the gold price rose but gold equities fell, a more usual pattern resumed in the fourth quarter with gold stocks performing better than bullion, but not spectacularly so.

      The net asset value of the Gabelli Gold Fund (the "Fund") appreciated by 16.40% during the quarter. By comparison, the average gold fund monitored by Lipper Inc. rose by 12.41% and the Philadelphia Gold and Silver Index ("XAU") Index of leading gold and silver stocks jumped by 10.26%, during the quarter. For the year, the Fund rose by 87.20% compared with a rise of 62.88% for the average fund monitored by Lipper and 43.58% for the XAU Index.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the
performance  figures  associated  with  its  three-,   five-  and  ten-year  (if
applicable) Morningstar Rating metrics. Performance is for Class AAA Shares. Other share classes may have different performance characteristics. (C)2002 Morningstar, Inc. All Rights Reserved. (a) Lipper Inc. ranked the Gabelli Gold Fund 4 among 39 gold oriented funds for the one year period and 4 among 30 gold oriented funds for the three year period ended December 31, 2002.Lipper rankings are based upon one, three and five-year total returns at NAV. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.

                                  GOLDEN TOUCH!
                              WE WERE THERE IN 1994
                            AND WE ARE HERE IN 2003!
                                [GRAPHIC OMITTED]
                           [PICTURE OF EQUITIES COINS]


Graphic reprinted with permission from Equities Magazine.

ABOUT THE MANAGER

      Caesar Bryan joined Gabelli Funds in 1994 as the portfolio manager of the Gabelli Gold Fund. Prior to joining Gabelli Funds, Caesar was Portfolio Manager of the Lexington Strategic Investments Fund. In 1993, he led that fund to a total return of +269.78%, making it the top performing mutual fund for that year, according to Lipper. At Lexington, Caesar was also responsible for managing the Lexington Gold Fund from 1987 through 1994. As of December 31, 2002, the Gabelli Gold Fund is ranked #1 among 25 gold-oriented funds for the five-year period, according to Lipper. Caesar is a graduate of the University of Southampton, England and is a member of the English Bar.

      In recognition of his outstanding performance, Caesar and the Gabelli Gold Fund were featured in the August 1995 issue of EQUITIES magazine, which is featured on the preceding page.

INVESTMENT POLICY - GOLD BULLION

      The Fund currently has a policy to invest, under normal circumstances, at least 80% of its net assets in equity securities of foreign and domestic issuers principally engaged in gold-related activities. In addition, the Fund has a policy permitting it to invest up to 10% of its assets in gold bullion. The Fund's Board has approved an increase in the limit on the Fund's investment in gold bullion to 30% and to incorporate an investment in gold bullion within the Fund's 80% policy noted above. The reason for this change is that gold bullion serves as a proxy for an investment in gold-related equities. With this change, the Fund can take advantage of movements in the price of gold when equity securities of gold-related companies are impacted by general market forces and other factors.

OUR APPROACH

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

OUR INVESTMENT OBJECTIVE
      The Fund seeks to provide investors with long-term appreciation of capital by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

GLOBAL ALLOCATION
      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/02
                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:

NORTH AMERICA                 61.6%
SOUTH AFRICA                  24.9%
ASIA/PACIFIC RIM               5.5%
LATIN AMERICA                  3.7%
EUROPE                         4.3%

INVESTMENT RESULTS (a)

                                           Quarter
                           -------------------------------------
                           1ST        2ND        3RD        4TH         YEAR
                           ------------------------------------------------
2002:  Net Asset Value .. $9.54     $10.54     $10.55     $12.28      $12.28
       Total Return ..... 45.4%      10.5%       0.1%      16.4%       87.2%
-------------------------------------------------------------------------------
2001:  Net Asset Value .. $4.88      $6.12      $6.33      $6.56       $6.56
       Total Return ..... (7.2)%     25.4%       3.4%       4.7%       26.0%
-------------------------------------------------------------------------------
2000:  Net Asset Value .. $5.19      $5.27      $5.04      $5.26       $5.26
       Total Return .....(16.7)%      1.5%      (4.4)%      4.4%      (15.6)%
-------------------------------------------------------------------------------
1999:  Net Asset Value .. $5.45      $5.39      $6.74      $6.23       $6.23
       Total Return ..... (3.7)%     (1.1)%     25.1%      (7.6)%      10.1%
-------------------------------------------------------------------------------
1998:  Net Asset Value .. $6.63      $5.68      $6.17      $5.66       $5.66
       Total Return ..... 12.9%     (14.3)%      8.6%      (8.3)%      (3.6)%
-------------------------------------------------------------------------------
1997:  Net Asset Value ..$11.83      $9.79      $9.17      $5.87       $5.87
       Total Return ..... (4.0)%    (17.2)%     (6.3)%    (35.4)%     (51.9)%
-------------------------------------------------------------------------------
1996:  Net Asset Value ..$14.00     $13.40     $13.46     $12.32      $12.32
       Total Return ..... 22.7%      (4.3)%      0.4%      (8.5)%       8.0%
-------------------------------------------------------------------------------
1995:  Net Asset Value ..$11.00     $11.96     $12.27     $11.41      $11.41
       Total Return ..... (0.6)%      8.7%       2.6%      (7.0)%       3.1%
-------------------------------------------------------------------------------
1994:  Net Asset Value ..   --         --      $12.37     $11.07      $11.07
       Total Return .....   --         --       23.7%(b)  (10.5)%      10.7%(b)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002(A)
               ---------------------------------------------------
                           QUARTER   1 YEAR   3 YEAR  5 YEAR  SINCE INCEPTION(B)
                           -------   ------   ------  ------  ------------------
Gabelli Gold Fund ......... 16.40%   87.20%   25.80%  16.14%          2.69%
Philadelphia Gold
  and Silver Index ........ 10.26%   43.58%   19.50%  12.33%         (3.25)%
Lipper Gold Fund Average .. 12.41%   62.88%   17.16%   8.25%         (0.63)%
--------------------------------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.
Performance  for  periods  less  than  one  year  are not  annualized.

(b) From commencement of investment operations on July 11, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.
--------------------------------------------------------------------------------
MULTI-CLASS SHARES

      The Gabelli Gold Fund began offering additional classes of Fund shares in December 2002. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
             THE GABELLI GOLD FUND, THE LIPPER GOLD FUND AVERAGE AND
                      THE PHILADELPHIA GOLD & SILVER INDEX

                                 [GRAPH OMITTED]
                               PLOT POINTS FOLLOW:

                   GABELLI            LIPPER GOLD        PHILADELPHIA GOLD
                 GOLD FUND           FUND AVERAGE           & SILVER INDEX
7/11/94             10,000                 10,000                   10,000
DEC-94              11,070                 10,040                    9,940
DEC-95              11,413                  9,476                   10,948
DEC-96              12,326                 10,189                   10,614
DEC-97               5,926                  5,879                    6,745
DEC-98               5,714                  5,237                    5,909
DEC-99               6,289                  5,427                    6,291
DEC-00               5,310                  4,489                    4,863
DEC-01               6,688                  5,332                    5,233
DEC-02              12,520                  8,685                    7,514

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMMENTARY

      From time in memoriam investors have had a reflex reaction to ignore the words, "it's different this time". So you have been warned. But maybe something is a little different this time in how the current economic cycle is unfolding compared with what most investors have experienced during the past few decades.

      The U.S. economy and stock market have not responded as expected to the unprecedented decline in short-term interest rates that has been orchestrated by the Federal Reserve Board (the "Fed"). Business fixed investment has not picked up significantly as the economy corrects itself from the over-investment that took place during the latter part of the 1990s. Confidence among business leaders remains low.

      The main impact of historic low interest rates has been on the consumer. A refinancing boom in the U.S. has lowered interest costs and freed up resources for the consumer to spend on cars and other consumer durables. However, this activity has not been without some cost; namely the rise of some further imbalances in the U.S. economy. First, debt levels have risen to high levels and secondly, continued better growth in the U.S. relative to overseas economies has caused the current account deficit to balloon to levels that are probably unsustainable. The corollary of the current account deficit is the capital account, and the United States has been extremely successful in attracting the world's investment capital. However, with low rates and a less vibrant economy and equity market, foreigners are now less inclined to finance the deficit. This has resulted in a decline of the dollar, which we believe is probably not over. A weaker dollar is generally supportive of a higher gold price.

      Central bankers have clearly shifted their attention from fighting inflation to trying to prevent a fog of deflation from descending on the global economy. Of course, deflationary clouds have been gathering for some time, particularly in the Far East. Prices in China have been declining for years but this is in an environment of rapid growth. On the other hand, in Japan, prices are declining in an environment of low growth and a crippled banking system. Aware of this threat, governors of the Fed have recently made clear that the Central Bank stands ready to take aggressive action to prevent deflation from occurring in the United States. If investors believe that the dollar and other currencies, particularly the Yen, could be devalued versus goods and services, then the gold price is likely to rise further.

                               [GRAPHIC OMITTED]
                              PLOT POINTS FOLLOW:
                        Share of World Production--2002E

Other   South Africa   U.S.  Australia  Russia   China   Canada  Indonesia  Peru
 30%        16%        12%      11%       7%       6%      6%       6%       6%

Source: BMO Nesbitt Burns

GLOBAL PRODUCTION

      The accompanying graph presents the estimated global breakdown of the leading gold producing countries as of December 31, 2002.

INVESTMENT SCORECARD

      The performance of gold shares relative to the price of bullion has been very disappointing. Established relationships have broken down. Ordinarily, the move in the gold price in the fourth quarter would have justified a far better performance from the gold stocks than we actually enjoyed. This trend has continued in the New Year. Back in November 1996, when the gold price last touched $380 per ounce, the XAU Index was at 115. As this report is written, the XAU Index is hovering around 80. Also in 1996, Newmont Mining was $49 per share and Placer Dome $25 per share, far above current levels. The good news is that should gold hold its current price, there is plenty of upside potential in gold equities.

      The Fund's smaller gold producers performed best during the quarter. These included Randgold Resources, Kenor, Golden Star Resources, and Repadre Capital, which all appreciated by more than 45%. The best performing among the Fund's larger holdings included AngloGold (+29%), Placer Dome (+26%), Glamis Gold (+25%) and Freeport-McMoRan (+25%). Placer Dome bounced nicely following a poor third quarter in terms of its share price as it was omitted from the Standard & Poor's 500 Index. Meridian Gold and Agnico-Eagle Mines did not perform well. These two companies have done well in the past, but both ran into short-term problems during the quarter. In the case of Agnico-Eagle, it was operational difficulties, and for Meridian, it was due to a stock overhang following its takeover of Brancote Holdings.

      We believe that following a period of under-performance, there is opportunity among some of the larger gold producers.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2002.

AGNICO-EAGLE MINES LTD. (AGE.TO - $14.77 - TORONTO STOCK EXCHANGE;  AEM - $14.86
- NYSE) is a small Canadian gold company with an established operating history. The company is currently expanding production at its La Ronde mine in Quebec. Aginco-Eagle has the financial capability to finance its growth and is set to become a profitable, low-cost gold producer.

ANGLOGOLD LTD. (AU - $34.26 - NYSE) is one of the world's largest gold producers at nearly six million ounces per year and has operations in four continents. The company generates strong cash flow, which allows it to undertake substantial investments in exploration and development in addition to paying a significant dividend. Recently, Anglogold has significantly reduced its gold hedging programs, making the company a more attractive investment for gold investors who believe that the gold price will move higher.

DURBAN ROODEPOORT DEEP LTD. (DROOY - $4.05 - NASDAQ; DURJ.J - $3.82 - JOHANNESBURG STOCK EXCHANGE) is South Africa's fourth largest gold producer with an annual production of just over one million ounces. The company consists of massive amounts of reserves, much of which would become payable at higher gold prices. Management has not undertaken any hedging activities thereby exposing investors to the full upside in a higher gold price environment.

GLAMIS GOLD LTD. (GLG - $11.34 - NYSE) is a medium-sized gold producer based in Reno, Nevada. The company has operations in California, Nevada and Honduras. In July 2002 Glamis completed a merger with Francisco Gold which brought to Glamis two exciting projects in Mexico and Guatemala. The company is unhedged and debt free and has an interesting growth profile.

GOLD FIELDS LTD. (GFI - $13.96 - NYSE) is South Africa's second largest gold producer with annual gold production of about 4.5 million ounces. The company controls the vast gold mines of Kloof, Driefontein and Beatrix. The company has been very active in adding gold production outside South Africa and international operations in Australia and Ghana represent over 30% of Gold Fields total production. The company is largely unhedged and debt free.

GOLDCORP INC. (GA.TO - $12.70 - TORONTO STOCK EXCHANGE; GG - $12.72 - NYSE) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which have added significantly to the mine's reserves. These new discoveries have resulted in increased production at significantly lower costs. Goldcorp has a very strong balance sheet and is an unhedged producer.

HARMONY GOLD MINING CO. LTD. (HMY - $16.81 - NASDAQ) has graduated from a medium-sized gold company to one of the world's largest with annual production of about 3.3 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on both profits and reserves.

LIHIR GOLD LTD. (LHG.AX - $0.81 - AUSTRALIAN STOCK EXCHANGE) controls one mine on Lihir Island in Papua New Guinea. The mine has substantial reserves and the potential for a very long life of at least twenty years at the current level of production. The company is a fairly high cost producer and therefore is a beneficiary of a higher gold price, even though its hedge book is larger than we believe is necessary or desirable. The world's largest mining company, Rio Tinto, owns 16% of the share capital and Lihir may be involved in the consolidation of the gold sector.

NEWMONT MINING CORP. (NEM - $29.03 - NYSE) is the world's largest gold producer mining gold on five continents. The company acquired this status following its takeover of Normandy Mining of Australia and Franco Nevada of Canada. Following this transaction, Newmont has a much stronger balance sheet and new avenues for growth. Importantly, Newmont has undertaken to reduce Normandy's hedge position. Looking ahead, Newmont is poised to become the world's leading unhedged gold producer.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions as reflected below.

                   FEBRUARY                      MARCH              APRIL
                   --------                      -----              -----
   1st Tuesday     Howard Ward                   Howard Ward        Howard Ward
   1st Wednesday   Walter Walsh & Laura Linehan  Caesar Bryan       Charles Minter & Martin Weiner
   2nd Wednesday   Caesar Bryan                  Susan Byrne        Susan Byrne
   3rd Wednesday   Elizabeth Lilly               Henry Van der Eb   Ivan Arteaga
   4th Wednesday   Barbara Marcin                Barbara Marcin     Walter Walsh & Laura Linehan
   5th Wednesday                                                    Barbara Marcin

      All chat sessions start at 4:15 (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We believe that we are still in the early stage of a gold bull market. This is based on a rising level of investment demand for gold as investors react to continual reflationary policies conducted by the world's monetary authorities. Any weakness in the gold price following a resolution to the current crisis in the Middle East should be viewed as a buying opportunity. Gold represents an excellent diversification for investment portfolios.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

                                             Sincerely,

                                             /S/ CAESAR BRYAN
                                             CAESAR BRYAN
                                             President and Portfolio Manager

February 10, 2003

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                  MARKET
     SHARES                                      COST             VALUE
     ------                                      ----             ------
              COMMON STOCKS -- 88.5%
              METALS AND MINING -- 88.5%
              AUSTRALIA -- 4.3%
   1,200,000  Croesus Mining NL+ ...........$    544,582       $    574,363
   5,470,000  Lihir Gold Ltd.+ .............   4,208,525          4,435,434
     145,000  Newcrest Mining Ltd. .........     568,298            587,877
     925,000  Tanami Gold NL+ ..............     119,132             75,526
     225,000  Troy Resources NL ............     246,149            236,925
                                            ------------       ------------
                                               5,686,686          5,910,125
                                            ------------       ------------
              IRELAND -- 0.0%
     214,771  Glencar Mining plc+ ..........     140,524              2,593
                                            ------------       ------------
              LATIN AMERICA -- 3.8%
     201,000  Compania de Minas
                Buenaventura SA, ADR .......   5,368,234          5,304,390
                                            ------------       ------------
              NORTH AMERICA -- 50.8%
     319,000  Agnico-Eagle Mines Ltd.,
                New York ...................   4,582,814          4,740,340
      55,000  Agnico-Eagle Mines Ltd.,
                Toronto ....................     751,332            812,233
     920,300  Apollo Gold Corp.+ ...........   1,353,828          2,097,178
     291,000  Apollo Gold Corp., Restricted+     449,951            629,974
     500,000  Ariane Gold Corp.+ ...........     224,188            196,230
     275,000  Arizona Star Resource Corp.+ .     293,007            530,928
   1,000,000  Aurizon Mines Ltd.+ ..........     752,495            936,839
     400,000  Axmin Inc.+ ..................      62,892             83,556
   1,000,000  Axmin Inc., Restricted+ ......     192,901            198,445
   1,485,000  Eldorado Gold Corp.+ .........   1,063,973          1,945,809
     212,000  FNX Mining Co. Inc.+ .........     697,717            885,693
     372,500  Freeport-McMoRan Copper
                & Gold Inc., Cl. B+ ........   5,895,424          6,250,550
     275,000  Glamis Gold Ltd., New York+ ..   2,347,305          3,118,500
     218,200  Glamis Gold Ltd., Toronto+ ...   1,509,577          2,458,545
     197,600  Goldcorp Inc., New York ......   1,707,898          2,513,472
     213,200  Goldcorp Inc., Toronto .......   1,052,021          2,707,207
     102,000  Golden Queen Mining Co. Ltd.+       46,564             58,109
     200,000  Golden Star Resources Ltd., ..
                New York+(a) ...............      98,000            367,205
     100,000  Golden Star Resources Ltd.,
                Toronto+ ...................     123,678            183,570
     768,600  High River Gold Mines Ltd.+ ..     927,990          1,041,160
      75,000  IAMGOLD Corp., New York ......     211,775            362,250
     740,700  IAMGOLD Corp., Toronto .......   2,932,862          3,605,555
     545,000  Ivanhoe Mines Ltd.+ ..........   1,078,095          1,128,100
   1,200,000  Kinross Gold Corp., New York+    2,591,660          2,940,000
   1,550,000  Kinross Gold Corp., Toronto+ .   2,660,051          3,797,048
   1,100,000  McWatters Mining Inc.+ .......     136,009            181,038
     251,295  Meridian Gold Inc., New York+    4,360,465          4,430,331
      70,000  Meridian Gold Inc., Toronto+ .     301,514          1,229,158
   1,245,000  Miramar Mining Corp.+ ........   1,381,262          1,591,930

                                                                  MARKET
     SHARES                                      COST             VALUE
     ------                                      ----             ------
     100,000  Moydow Mines International
                Inc.+ ...................... $    61,409     $       44,310
     310,000  Nevsun Resources Ltd.+ .......     337,443            455,253
     230,071  Newmont Mining Corp. .........   5,668,477          6,678,961
     174,147  Placer Dome Inc., Australia ..   1,550,935          1,926,924
     313,000  Placer Dome Inc., New York ...   3,090,191          3,599,500
      40,000  Placer Dome Inc., Toronto ....     453,746            452,215
     424,600  Repadre Capital Corp.+ .......   1,932,853          3,287,077
     712,700  River Gold Mines Ltd.+ .......   1,098,661          1,601,543
      10,000  TVX Gold Inc.+ ...............     117,794            157,200
   1,370,000  Wheaton River Minerals Ltd.+ .   1,188,112          1,274,798
                                            ------------       ------------
                                              55,286,869         70,498,734
                                            ------------       ------------
              NORWAY -- 1.1%
   2,535,188  Kenor ASA+ ...................     956,264          1,577,231
                                            ------------       ------------
              SOUTH AFRICA -- 25.3%
      45,500  Anglo American Platinum
                Corp. Ltd. .................   1,569,934          1,675,654
     167,058  AngloGold Ltd., ADR ..........   4,522,945          5,723,407
     175,000  Durban Roodepoort
                Deep Ltd.+ .................     717,500            668,957
   1,175,000  Durban Roodepoort Deep
                Ltd., ADR+ .................   3,469,752          4,758,750
     613,249  Gold Fields Ltd., ADR ........   6,991,320          8,560,956
     556,326  Harmony Gold Mining Co.
                Ltd., ADR ..................   7,016,033          9,351,840
     114,000  Impala Platinum Holdings
                Ltd., ADR ..................   2,553,975          3,620,401
     367,750  Northam Platinum Ltd. ........     452,320            822,886
                                            ------------       ------------
                                              27,293,779         35,182,851
                                            ------------       ------------
              UNITED KINGDOM -- 3.2%
     100,000  Monterrico Metals plc+ .......      76,146             74,861
     149,300  Randgold Resources Ltd., ADR+    2,483,735          4,383,448
                                            ------------       ------------
                                               2,559,881          4,458,309
                                            ------------       ------------
              TOTAL COMMON STOCKS ..........  97,292,237        122,934,233
                                            ------------       ------------
              WARRANTS -- 0.1%
              NORTH AMERICA -- 0.1%
     145,500  Apollo Gold Corp.+ ...........           0             32,236
     500,000  Axmin Inc.+ ..................           0                  0
     142,500  Eldorado Gold Corp.+ .........           0                  0
     100,000  Golden Star Resources Ltd.+(a)           0             56,801
     210,000  Wheaton River Minerals
                Ltd.+ ......................           0             85,740
                                            ------------       ------------
              TOTAL WARRANTS ...............           0            174,777
                                            ------------       ------------
      OUNCES
     -------
              GOLD BULLION -- 8.8%
              NORTH AMERICA -- 8.8%
      35,830  Gold Bullion+ ................  11,996,680         12,280,732
                                            ------------       ------------

                See accompanying notes to financial statements.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
  PRINCIPAL                                                       MARKET
   AMOUNT                                        COST             VALUE
  ---------                                      ----             ------
              U.S. GOVERNMENT OBLIGATIONS -- 4.4%
  $6,098,000  U.S.  Treasury Bills,
                1.087% to 1.220%++,
                01/02/03 to 03/27/03 .......$  6,084,966       $  6,085,579
                                            ------------       ------------
              TOTAL
                INVESTMENTS -- 101.8% ......$115,373,883        141,475,321
                                            ============
              OTHER ASSETS AND LIABILITIES (NET) -- (1.8)% ....  (2,569,076)
                                                               ------------
              NET ASSETS -- 100.0% ............................$138,906,245
                                                               ============
--------------------
              For Federal tax purposes:
              Aggregate cost ..................................$115,807,340
                                                               ============
              Gross unrealized appreciation ...................$ 26,124,194
              Gross unrealized depreciation ...................    (456,213)
                                                               ------------
              Net unrealized appreciation/(depreciation) ......$ 25,667,981
                                                               ============
--------------------
(a)   Security fair valued under procedures established by the Board of
      Directors.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depository Receipt.

                                     % OF
                                    MARKET          MARKET
GEOGRAPHIC DIVERSIFICATION           VALUE           VALUE
--------------------------          ------          ------
North America ...................... 61.6%     $ 87,112,899
South Africa ....................... 24.9%       35,182,850
Asia/Pacific Rim ...................  5.5%        7,837,049
Europe .............................  4.3%        6,038,133
Latin America ......................  3.7%        5,304,390
                                    -----      ------------
                                    100.0%     $141,475,321
                                    =====      ============

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2002
                                -----------------
Gold Bullion                                 Freeport-McMoRan Copper & Gold Inc.
Harmony Gold Mining Co. Ltd.                 Placer Dome Inc.
Gold Fields Ltd.                             AngloGold Ltd.
Kinross Gold Corp.                           Meridian Gold Inc.
Newmont Mining Corp.                         Glamis Gold Ltd.
--------------------------------------------------------------------------------

                See accompanying notes to financial statements.

                             GABELLI GOLD FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $115,373,883) ..................   $ 141,475,321
  Cash and foreign currency, at value
    (Cost $451,531) ..........................................         442,880
  Receivable for Fund shares sold ............................       6,446,657
  Dividends and interest receivables .........................          28,764
                                                                 -------------
  TOTAL ASSETS ...............................................     148,393,622
                                                                 -------------
LIABILITIES:
  Payable for investments purchased ..........................       5,483,224
  Payable for Fund shares redeemed ...........................       3,786,919
  Payable for investments advisory fees ......................          94,930
  Payable for distribution fees ..............................          23,733
  Other accrued expenses .....................................          98,571
                                                                 -------------
  TOTAL LIABILITIES ..........................................       9,487,377
                                                                 -------------
  NET ASSETS applicable to 11,307,472
    shares outstanding .......................................   $ 138,906,245
                                                                 =============
NET ASSETS consist of:
  Shares of capital stock, at par value ......................   $      11,307
  Additional paid-in capital .................................     118,828,736
  Accumulated net realized loss on investments
    and foreign currency transactions ........................      (6,034,148)
  Net unrealized appreciation on investments
    and foreign currency transactions ........................      26,100,350
                                                                 -------------
  TOTAL NET ASSETS ...........................................   $ 138,906,245
                                                                 =============
  NET ASSET VALUE, offering and redemption price
    per share ($138,906,245 (DIVIDE)
    11,307,472  shares  outstanding;
    unlimited number of shares authorized of
    $0.001 par value) ........................................          $12.28
                                                                        ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $13,701)    $  1,050,682
  Interest ...................................         33,778
                                                 ------------
  TOTAL INVESTMENT INCOME ....................      1,084,460
                                                 ------------
EXPENSES:
  Investment advisory fees ...................        712,107
  Distribution fees ..........................        178,027
  Shareholder services fees ..................         70,538
  Registration fees ..........................         49,689
  Custodian fees .............................         42,039
  Shareholder communications expenses ........         36,823
  Legal and audit fees .......................         33,819
  Interest expense ...........................         18,509
  Directors' fees ............................         12,695
  Miscellaneous expenses .....................         34,223
                                                 ------------
  TOTAL EXPENSES .............................      1,188,469
                                                 ------------
  NET INVESTMENT LOSS ........................       (104,009)
                                                 ------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investments and foreign
    currency transactions ....................      2,250,614
  Net change in unrealized appreciation on
    investments and foreign currency
    transactions .............................     23,765,431
                                                 ------------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS ....................     26,016,045
                                                 ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................   $ 25,912,036
                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               YEAR ENDED         YEAR ENDED
                                            DECEMBER 31, 2002  DECEMBER 31, 2001
                                            -----------------  -----------------
OPERATIONS:
   Net investment income (loss) ...........   $    (104,009)     $     163,670
   Net realized gain (loss) on investments
     and foreign currency transactions ....       2,250,614           (581,860)
   Net change in unrealized appreciation on
     investments and foreign currency
     transactions .........................      23,765,431          3,459,722
                                              -------------      -------------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ...........      25,912,036          3,041,532
                                              -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..................            --             (155,430)
                                              -------------      -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....            --             (155,430)
                                              -------------      -------------
CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets
     from capital share transactions ......      97,480,409           (701,317)
                                              -------------      -------------
   NET INCREASE IN NET ASSETS .............     123,392,445          2,184,785
NET ASSETS:
   Beginning of period ....................      15,513,800         13,329,015
                                              -------------      -------------
   End of period ..........................   $ 138,906,245      $  15,513,800
                                              =============      =============

                See accompanying notes to financial statements.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Gold Fund, Inc. (the "Fund") was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on July 11, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
For the year ended December 31, 2002, reclassifications were made to decrease accumulated net investment loss for $126,915 and a decrease to accumulated net realized loss on investments and foreign currency transactions for $12,695, with an offsetting adjustment to additional paid-in capital.

The tax character of distributions paid during the fiscal year ended December 31, 2001 was $155,430 of ordinary income. No distributions were made in 2002.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

         Accumulated capital loss carryforward ................ $(5,600,691)
         Net unrealized appreciation ..........................  25,667,981
         Net unrealized appreciation/depreciation on
           foreign receivables and payables ...................      (1,089)
                                                                -----------
         Total accumulated gain ............................... $20,066,201
                                                                ===========

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $5,600,691. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $10,786 of the loss carryforward is available through 2005; $2,746,705 is available through 2006; $2,197,979 is available through 2007; $544,166 is available through 2008; and $101,055 is available through 2009.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $178,027, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2002, other than short term securities, aggregated $130,760,779 and $36,498,551, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2002, the Fund paid brokerage commissions of $400 to Gabelli & Company, Inc.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2002.

The average daily amount of borrowings outstanding within the year ended December 31, 2002 was $492,863, with a related weighted average interest rate of 2.52%. The maximum amount borrowed at any time during the year ended December 31, 2002 was $10,521,000.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                       YEAR ENDED                 YEAR ENDED
                                    DECEMBER 31, 2002          DECEMBER 31, 2001
                               --------------------------  ------------------------
                                  SHARES       AMOUNT        SHARES       AMOUNT
                               -----------  -------------  ----------  ------------
Shares sold ................... 30,619,102  $ 317,057,332   3,813,177  $ 22,699,896
Shares issued upon
  reinvestment of dividends ...         --             --      23,358       152,060
Shares redeemed ...............(21,677,268)  (219,576,923) (4,006,662)  (23,553,273)
                               -----------  -------------  ----------  ------------
    Net increase (decrease) ...  8,941,834  $  97,480,409    (170,127) $   (701,317)
                               ===========  =============  ==========  ============

GABELLI GOLD FUND, INC.
FINANCIAL HIGHLIGHTS (D)
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                       2002           2001          2000          1999           1998
                                                     --------       -------        -------       -------        -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ............ $   6.56       $  5.26        $  6.23       $  5.66        $  5.87
                                                     --------       -------        -------       -------        -------
   Net investment income (loss) ....................    (0.02)(a)      0.07(a)       (0.00)(a)(c)  (0.03)         (0.03)
   Net realized and unrealized gain (loss)
     on investments ................................     5.74          1.30          (0.97)         0.60          (0.18)
                                                     --------       -------        -------       -------        -------
   Total from investment operations ................     5.72          1.37          (0.97)         0.57          (0.21)
                                                     --------       -------        -------       -------        -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...........................       --         (0.07)            --            --             --
                                                     --------       -------        -------       -------        -------
   Total distributions .............................       --         (0.07)            --            --             --
                                                     --------       -------        -------       -------        -------
   NET ASSET VALUE, END OF PERIOD .................. $  12.28       $  6.56        $  5.26       $  6.23        $  5.66
                                                     ========       =======        =======       =======        =======
   Total return+ ...................................    87.2%         26.0%        (15.6)%         10.1%         (3.6)%
                                                     ========       =======        =======       =======        =======
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ............ $138,906       $15,514        $13,329       $14,177        $11,276
   Ratio of net investment income (loss)
     to average net assets .........................  (0.15)%         1.19%        (0.01)%       (0.85)%        (1.82)%
   Ratio of operating expenses
     to average net assets (b) .....................    1.67%         2.46%          2.49%         2.38%          2.98%
   Portfolio turnover rate .........................      53%           37%            21%           52%            63%

--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) Based on average month-end shares outstanding.

(b) The Fund incurred interest expense during the years ended December 31, 2002, 2001, 2000, 1999 and 1998. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.64%, 2.40%, 2.40%, 2.36% and 2.93%, respectively.

(c) Amount represents less than $0.005 per share.

(d) Class A, Class B and Class C shares were outstanding for the period December 27, 2002 through December 31, 2002. Financial Highlights are not presented for Class A, Class B and Class C shares as the information for this period is not considered meaningful.

                See accompanying notes to financial statements.

GABELLI GOLD FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Gabelli Gold Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli Gold Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Gold Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                          /S/  ERNST & YOUNG LLP

New York, New York
February 7, 2003

GABELLI GOLD FUND, INC.
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Gold Fund, Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Gold Fund at One Corporate Center, Rye, NY 10580.

                         TERM OF      NUMBER OF
                       OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF      COMPLEX
    ADDRESS 1             TIME       OVERSEEN BY          PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIPS
    AND AGE              SERVED 2     DIRECTOR            DURING PAST FIVE YEARS                            HELD BY DIRECTOR
----------------       ----------   -------------         -----------------------                         -------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI       Since 1994        22        Chairman of the Board and Chief Executive          Director of Morgan Group
Director                                           Officer of Gabelli Asset Management Inc. and       Holdings, Inc. (holding
Age: 60                                            Chief Investment Officer of Gabelli Funds,         company); Vice Chairman of
                                                   LLC and GAMCO Investors, Inc.;                     Lynch Corporation (diversified
                                                   Chairman and Chief Executive Officer of            manufacturing)
                                                   Lynch Interactive Corporation (multimedia
                                                   and services)

KARL OTTO POHL         Since 1994        31        Member of the Shareholder Committee of Sal         Director of Gabelli
Director                                           Oppenheim Jr. & Cie (private investment            Asset Management Inc.
Age: 73                                            bank); Former President of the                     (investment management);
                                                   Deutsche Bundesbank and Chairman of its            Chairman, Incentive Capital
                                                   Central Bank Council (1980-1991)                   and Incentive Asset
                                                                                                      Management (Zurich);
                                                                                                      Director at Sal Oppenheim
                                                                                                      Jr. & Cie, Zurich
NON-INTERESTED DIRECTORS:
------------------------
E. VAL CERUTTI         Since 1994         7        Chief Executive Officer of Cerutti Consultants,    Director of Lynch
Director                                           Inc.; Adviser, Iona College School of Business     Corporation (diversified
Age: 63                                                                                               manufacturing)

ANTHONY J. COLAVITA    Since 1994        33        President and Attorney at Law in the law firm                   --
Director                                           of Anthony J. Colavita, P.C.
Age: 67

WERNER J. ROEDER, MD   Since 1994        26        Vice President/Medical Affairs of Lawrence                      --
Director                                           Hospital Center and practicing private physician
Age: 62

ANTHONIE C. VAN EKRIS  Since 1994        18        Managing Director of BALMAC                                     --
Director                                           International, Inc. (commodities)
Age: 68

DANIEL K. ZUCCHI       Since 1994         1        President of Daniel E. Zucchi Associates;                       --
Director                                           Formerly Senior Vice President
Age: 62                                            and Director of Consumer Marketing
                                                   of Hearst Magazine (through 1995)

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Declaration of Trust.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

GABELLI GOLD FUND, INC.
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                         TERM OF      NUMBER OF
                       OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF      COMPLEX
    ADDRESS 1             TIME       OVERSEEN BY          PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIPS
    AND AGE              SERVED 2     DIRECTOR            DURING PAST FIVE YEARS                            HELD BY DIRECTOR
----------------       ----------   -------------         -----------------------                         -------------------
OFFICERS:
--------
CAESAR BRYAN           Since 1994          --        Senior Vice President of and Portfolio                          --
President                                            Manager with GAMCO Investors, Inc.
Age: 48                                              and Gabelli Funds, LLC

BRUCE N. ALPERT        Since 1994          --        Executive Vice President and Chief Operating                    --
Vice President                                       Officer of Gabelli Funds, LLC since 1988 and
and Treasurer                                        an officer of all mutual funds advised by
Age: 51                                              Gabelli Funds, LLC and its affiliates.
                                                     Director and President of Gabelli Advisers, Inc.

JAMES E. MCKEE         Since 1995          --        Vice President, General Counsel and Secretary                   --
Secretary                                            of Gabelli Asset Management Inc. since 1999
Age: 39                                              and GAMCO Investors, Inc. since 1993; Secretary
                                                     of all mutual funds advised by Gabelli Advisers,
                                                     Inc. and Gabelli Funds, LLC

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Declaration of Trust.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

--------------------------------------------------------------------------------
    GABELLI FUNDS AND YOUR PERSONAL PRIVACY
    ----------------------------------------------------------------------------
    WHO ARE WE?
    The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

    WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

    If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

    WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

    We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

    WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

    We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                       Net Asset Value available daily by
                       calling 800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                         Werner J. Roeder, MD
CHAIRMAN AND CHIEF                            VICE PRESIDENT/MEDICAL AFFAIRS
INVESTMENT OFFICER                            LAWRENCE HOSPITAL CENTER
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                Anthonie C. van Ekris
CHIEF EXECUTIVE OFFICER                       MANAGING DIRECTOR
CERUTTI CONSULTANTS, INC.                     BALMAC INTERNATIONAL, INC.

Anthony J. Colavita                           Daniel E. Zucchi
ATTORNEY-AT-LAW                               PRESIDENT
ANTHONY J. COLAVITA, P.C.                     DANIEL E. ZUCCHI ASSOCIATES

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER
Caesar Bryan                                  Bruce N. Alpert
PRESIDENT AND                                 VICE PRESIDENT
PORTFOLIO MANAGER                             AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB008Q402SR


[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

GABELLI
GOLD
FUND,
INC.
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002